PURCHASE WARRANT INDENTURE


                           Providing for the Issue of
                             Share Purchase Warrants




                                     BETWEEN


                                MINERA ANDES INC.



                                     - and -



                        MONTREAL TRUST COMPANY OF CANADA




                          Dated as of December 13, 1996

                                TABLE OF CONTENTS
                                                                           Page

                                    ARTICLE 1................................ 1
INTERPRETATION............................................................... 1
          1.1    Definitions................................................. 1
          1.2    Gender and Number........................................... 4
          1.3    Interpretation not Affected by Headings, etc................ 4
          1.4    Day not a Business Day...................................... 4
          1.5    Time of the Essence......................................... 4
          1.6    Currency.................................................... 4
          1.7    Applicable Law.............................................. 5

                                    ARTICLE 2................................ 5
ISSUE OF PURCHASE WARRANTS................................................... 5
          2.1    Issue of Purchase Warrants.................................. 5
          2.2    Form and Terms of Purchase Warrants......................... 5
          2.3    Warrantholder not a Shareholder............................. 5
          2.4    Purchase Warrants to Rank Pari Passu........................ 5
          2.5    Signing of Warrant Certificates............................. 5
          2.6    Certification by the Trustee................................ 6
          2.7    Issue in Substitution for Warrant Certificates Lost, etc.... 6
          2.8    Exchange of Warrant Certificates............................ 6
          2.9    Charges for Exchange........................................ 7
          2.10   Transfer and Ownership of Purchase Warrants................. 7

                                    ARTICLE 3................................ 8
EXERCISE OF PURCHASE WARRANTS................................................ 8
          3.1    Holders Eligible to Exercise Purchase Warrants.............. 8
          3.2    Method of Exercise of Purchase Warrants..................... 8
          3.3    Effect of Exercise of Purchase Warrants..................... 9
          3.4    Partial Exercise of Purchase Warrants; Fractions............10
          3.5    Common Share Certificates...................................10
          3.6    Expiration of Purchase Warrants.............................11
          3.7    Cancellation of Surrendered Purchase Warrants...............11
          3.8    Accounting and Recording....................................11
          3.9    Postponement of Delivery of Certificates....................11
          3.10   Securities Restrictions ....................................12

                                    ARTICLE 4................................12
ADJUSTMENT OF NUMBER OF COMMON SHARES........................................12
          4.1    Adjustment of Number of Common Shares.......................12
          4.2    Other Action................................................16
          4.3    Entitlement to Shares on Exercise of Purchase Warrant.......16
          4.4    No Adjustment for Stock Options.............................16
          4.5    Determination by Corporation's Auditors.....................16
          4.6    Proceedings Prior to any Action Requiring Adjustment........16
          4.7    Certificate of Adjustment...................................16
          4.8    Notice of Special Matters...................................17
          4.9    No Action after Notice......................................17
          4.10   Protection of Trustee.......................................17

                                    ARTICLE 5................................17
RIGHTS OF THE CORPORATION AND COVENANTS......................................17

          5.1    Optional Purchases by the Corporation.......................17
          5.2    General Covenants...........................................18
          5.3    Trustee's Remuneration and Expenses.........................18
          5.4    Securities Qualification Requirements.......................18
          5.5    Performance of Covenants by Trustee.........................19

                                    ARTICLE 6................................19
ENFORCEMENT..................................................................19
          6.1    Suits by Warrantholders.....................................19
          6.2    Immunity of Shareholders, etc...............................19
          6.3    Limitation of Liability.....................................19
          6.4    Waiver of Default...........................................20

                                    ARTICLE 7................................20
MEETINGS OF WARRANTHOLDERS...................................................20
          7.1    Right to Convene Meetings...................................20
          7.2    Notice......................................................20
          7.3    Chairman....................................................20
          7.4    Quorum......................................................21
          7.5    Power to Adjourn............................................21
          7.6    Show of Hands...............................................21
          7.7    Poll and Voting.............................................21
          7.8    Regulations.................................................22
          7.9    Corporation, Agents and Trustee May be Represented..........22
          7.10   Powers Exercisable by Extraordinary Resolution..............22
          7.11   Meaning of Extraordinary Resolution.........................23
          7.12   Powers Cumulative...........................................24
          7.13   Minutes.....................................................24
          7.14   Instruments in Writing......................................24
          7.15   Binding Effect of Resolutions...............................25
          7.16   Holdings by Corporation Disregarded.........................25

                                    ARTICLE 8................................25
SUPPLEMENTAL INDENTURES......................................................25
          8.1    Provision for Supplemental Indentures for Certain Purposes..25
          8.2    Successor Corporations......................................26

                                    ARTICLE 9................................26
CONCERNING THE TRUSTEE.......................................................26
          9.1    Trust Indenture Legislation.................................26
          9.2    Rights and Duties of Trustee................................26
          9.3    Evidence, Experts and Advisers..............................27
          9.4    Documents, Monies, etc. Held by Trustee.....................27
          9.5    Actions by Trustee to Protect Interest......................28
          9.6    Trustee Not Required to Give Security.......................28
          9.7    Protection of Trustee.......................................28
          9.8    Replacement of Trustee; Successor by Merger.................28
          9.9    Conflict of Interest........................................29
          9.10   Indemnity of Trustee........................................29
          9.11   Acceptance of Trust.........................................29
          9.12   Trustee Not to be Appointed Receiver........................29
          9.13   Purchase Warrant Register...................................30
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                                       iii

          9.14   Register Open for Inspection................................30

                                    ARTICLE 10...............................30
GENERAL......................................................................30
          10.1   Notice to the Corporation and the Trustee...................30
          10.2   Notice to Warrantholders....................................31
          10.3   Ownership and Transfer of Purchase Warrants.................32
          10.4   Evidence of Ownership.......................................32
          10.5   Counterparts................................................32
          10.6   Satisfaction and Discharge of Indenture.....................33
          10.7   Successors..................................................33
          10.8   Sole Benefit of Parties and Warrantholders..................33
          10.9   Common Shares or Purchase Warrants Owned by the Corporation
                 or its Subsidiaries - Certificate to be Provided............33

THIS PURCHASE WARRANT INDENTURE is made as of the 13th day of December, 1996.


BETWEEN:

          MINERA ANDES INC., a corporation amalgamated under the laws of the Province of Alberta, having an office in the City of Spokane, in the State of Washington (hereinafter referred to as the "Corporation")

                                                               OF THE FIRST PART

AND

          MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on business in all provinces of Canada (hereinafter referred to as the "Trustee")

                                                              OF THE SECOND PART

          WHEREAS:

A. the Corporation has authorized the creation of and has agreed to issue up to 3,809,524 Special Warrants pursuant to the Special Warrant Indenture, each Special Warrant entitling the holder acquire one Common Share and one Purchase Warrant, subject to adjustment as provided in the Special Warrant Indenture.

B. the Corporation has authorized the creation of and has agreed to issue up to 380,952 broker special warrants to C.M. Oliver & Company Limited and Majendie Charlton Securities Ltd., each broker special warrant entitling the holder to acquire one Purchase Warrant;

C. the Corporation is duly authorized to create and issue the Purchase Warrants to be issued as herein provided;


D. two Purchase Warrants shall, subject to adjustment, entitle the holder thereof to acquire one Common Share upon payment of the Exercise Price, upon the terms and conditions herein set forth; and

E. all acts and deeds necessary have been done and performed to make the Purchase Warrants, when issued as provided in this Indenture, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

          NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1       Definitions

          In this Indenture, including the recitals and schedules hereto, and in all indentures supplemental hereto:

a. "Agents" means C.M. Oliver & Company Limited and Majendie Charlton Securities Ltd.;

b. "Applicable Legislation" means the provisions of the Statutes of Canada and its provinces, and the regulations under those statutes, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

c. "Business Day" means any day which is not Saturday or Sunday or a legal holiday in the City of Calgary, Alberta;

d. "Common Shares" means fully paid and non-assessable common shares of the Corporation as presently constituted provided that in the event of an adjustment of subscription rights pursuant to Article 4, then "Common Share" shall thereafter mean a share or other security or property purchaseable upon exercise of a Purchase Warrant as a result of any such adjustment and, except where the context hereof otherwise requires, includes Common Shares issued or to be issued in accordance with the exercise of Purchase Warrants ;

e. "Corporation's Auditors" means a firm of chartered accountants duly appointed as auditors of the Corporation;

f. "Counsel" means a barrister or solicitor or a firm of barristers and solicitors retained by the Trustee or retained by the Corporation and acceptable to the Trustee;

g. "Current Market Price" means at any date the weighted average closing price at which the Common Shares have been traded on The Alberta Stock Exchange during the 30 consecutive Trading Days ending one Trading Day before such date;

h. "director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

i.        "Effective Date" means December 13, 1996;

j. "Exercise Date" means, with respect to any Purchase Warrant, the date on which the Warrant Certificate representing such Purchase Warrant is surrendered for exercise together with full payment of the Exercise Price, in accordance with Article 3;

k. "Exercise Price" means, with respect to the Purchase Warrants, the price at which a Common Share may be purchased upon the exercise of two Purchase Warrants being $2.50 any time until 4:30 p.m. (Calgary time) on the first anniversary of the Effective Date or $2.88 any time until 4:30 p.m. (Calgary time) on the second anniversary of the Effective Date;

l.        "Expiry Date" means December 13, 1998;

m.        "extraordinary resolution" has the meaning set forth in section ;

n.        "Filing Jurisdictions" means the provinces of Alberta and British
          Columbia;

o. "person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

p. "Prospectus" means a final prospectus, and any amendments thereto in respect of the proposed distribution of Common Shares and Purchase Warrants upon the exercise of Special Warrants;

q. "Purchase Warrants" means the common share purchase warrant referred to in Article 2 and created by and authorized by and issuable under this Indenture entitling the holder thereof, upon payment of the Exercise Price thereof and upon tendering two (2) Warrants, to purchase on or before Time of Expiry (before any adjustment pursuant to Article 4 hereof) one (1) Common Share;

r. "Purchase Warrant Indenture", "Indenture", "herein", "hereby", "hereof" and similar expressions mean and refer to this indenture and any other indenture, deed or instrument supplemental hereto, and the expressions "Article", "section", "subsection" and "paragraph" followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this Indenture;

s. "Securities Commission" means the securities commission or similar regulatory authority in each of the Filing Jurisdictions;

t.        "Shareholder" means a holder of record of one or more Common Shares;

u. "Special Warrants" means the special warrants issued and certified under the Special Warrant Indenture;

v. "Special Warrant Indenture" means the special warrant indenture dated December 13, 1996 between the Corporation and the Trustee providing for the issuance of the Special Warrants, as amended or supplemented from time to time;

w.        "Time of Expiry" means 4:30 p.m. (Calgary time) on the Expiry Date;

x. "Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and, with respect to the over-the-counter market, means a day on which The Alberta Stock Exchange is open for the transaction of business;

y. "Transfer Agent" means the transfer agent for the time being of the Common Shares;

z. "Trustee" means the Montreal Trust Company of Canada or its successors from time to time in the trust hereby created;

aa. "United States" and "U.S. Person" have the meaning given to such terms under Regulation S of the U.S. Securities Act. For purposes of Regulation S. "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia. "U.S. Person" includes, with certain exceptions,
          (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) an agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if (a) organized or incorporated under the laws of any jurisdiction other than the United States and (b) formed by a U.S. Person principally for the purposes of investing in securities not registered under the U.S. Securities Act;

ab. "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

ac. "Warrant Agency" means the principal office of the Trustee in the cities of Calgary or Vancouver or such other place as may be designated in accordance with subsection ;

ad. "Warrant Certificate" means a certificate issued on or after the Effective Date to evidence Purchase Warrants;

ae. "Warrantholders", or "holders" without reference to Common Shares, means the persons who are registered holders of Purchase Warrants;

af. "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be acquired pursuant to all Purchase Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein;

ag. "Warrant Register" means the register maintained by the Trustee for the Purchase Warrants; and

ah. "written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chairman, President, Chief Financial Officer or a Vice-President, and may consist of one or more instruments so executed.

1.2       Gender and Number

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3       Interpretation not Affected by Headings, etc.

The division of this Indenture into articles and sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or the Purchase Warrants.

1.4       Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5       Time of the Essence

Time shall be of the essence hereof and of the Purchase Warrants issued hereunder.

1.6       Currency

Except as otherwise stated, all dollar amounts herein are expressed in Canadian currency.

1.7       Applicable Law

This Indenture and the Warrant Certificates shall be construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein and shall be treated in all respects as Alberta contracts.

                                    ARTICLE 2
                           ISSUE OF PURCHASE WARRANTS

2.1       Issue of Purchase Warrants

a. Up to 4,571,428 Purchase Warrants are hereby created and authorized to be issued, including Purchase Warrants issuable upon exercise of the Special Warrants.

b. The Purchase Warrants shall be issued from time to time upon the holders of Special Warrant Certificates duly exercising the Special Warrants pursuant to the Special Warrant Indenture.

c. The Warrant Certificates (including all replacements issued in accordance with this Indenture) shall be substantially in the form set out in Schedule "A" hereto, shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

d. The Warrant Certificates and the Purchase Warrants represented thereby shall be registered, together with the name and address of the registered holder thereof, in the Warrant Register maintained by the Trustee.

2.2       Form and Terms of Purchase Warrants

a. Two Purchase Warrants shall entitle the holder thereof, upon exercise, together with payment of the Exercise Price, to acquire one Common Share, subject to adjustment in accordance with Article 4, at any time after the Effective Date and until the Time of Expiry.

b. The Exercise Price and the number of Common Shares which may be acquired pursuant to the exercise of the Purchase Warrants shall be adjusted in the events and in the manner specified in Article 4.

2.3       Warrantholder not a Shareholder

Nothing in this Indenture or in the holding of a Purchase Warrant or Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4       Purchase Warrants to Rank Pari Passu

All Purchase Warrants shall rank pari passu, whatever may be the actual date of issue thereof.

2.5       Signing of Warrant Certificates

The Warrant Certificates shall be signed by any one director or officer of the Corporation and need not be under seal. The signature of any such director or officer may be mechanically reproduced in facsimile and

Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such director or officer. Notwithstanding that any person whose manual or facsimile signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section , be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.6       Certification by the Trustee

a. No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule "A" hereto, and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

b. The certification of the Trustee on a Warrant Certificate issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificate (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.7       Issue in Substitution for Warrant Certificates Lost, etc.

a. In case any Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substitute Warrant Certificate shall be in a form approved by the Trustee, and the Purchase Warrants evidenced thereby shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Purchase Warrants issued or to be issued hereunder.

b. The applicant for the issue of a new Warrant Certificate pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish, as a condition precedent to the issue thereof, to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Trustee, in its sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Trustee, in its sole discretion, and shall pay the reasonable charges of the Trustee in connection therewith.

2.8       Exchange of Warrant Certificates

a. One or more Warrant Certificates representing any number of Purchase Warrants may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Warrant Certificate or Warrant Certificates representing the same aggregate number of Purchase Warrants as represented under the Warrant Certificate or Warrant Certificates so exchanged.

b. Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered by the Warrant Agency to the Trustee.

2.9       Charges for Exchange

Except as otherwise provided herein, the Warrant Agency may charge to the holder requesting an exchange a reasonable sum for each new Warrant Certificate issued in exchange for a Warrant Certificate(s), and payment of such charges and reimbursement of the Trustee or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.10      Transfer and Ownership of Purchase Warrants

a. The Purchase Warrants may only be transferred on the Warrant Register kept at the Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon surrendering to the Trustee at the Warrant Agency the Warrant Certificate or Warrant Certificates representing the Purchase Warrants to be transferred, with the transfer form thereon duly completed and executed, signed by the Warrantholder or by the duly appointed legal representative thereof or a duly authorized attorney, together with evidence of authority of any such legal representative or attorney and, if required by the transfer form, with such signature properly guaranteed, and upon compliance with:

          i.   the conditions herein;

          ii.  such reasonable requirements as the Trustee may prescribe; and

          iii. all applicable securities legislation and requirements of regulatory authorities relating to the transferability of the Purchase Warrants or restrictions thereon;

          and such transfer shall be duly noted in the Warrant Register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee a Warrant Certificate representing the Purchase Warrants transferred. Such new Warrant Certificate shall be sent by first class mail or held for pick up by the transferee in accordance with the instructions given on the transfer form and, if no such instructions are given, shall be sent by first class mail to the address of the transferee appearing on the form of transfer. If less than all the Purchase Warrants represented by a Warrant Certificate are transferred, the Trustee shall issue a new Warrant Certificate representing those Purchase Warrants not transferred in the same name as the name appearing on the Warrant Certificate surrendered for transfer. Such new Warrant Certificate shall be sent by first class mail or held for pick up in accordance with instructions given on the transfer form and, if no instructions are given, shall be sent by first class mail to the address of the holder of the Purchase Warrants surrendered for transfer appearing on the Warrant Register.

b. The Purchase Warrants and the Common Shares issuable upon exercise thereof have not been registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Purchase Warrants and the Common Shares issuable upon exercise thereof have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. The Trustee shall not permit the transfer of any Purchase Warrants unless the holder thereof has provided to the Trustee and the Corporation an opinion of counsel, or other evidence, in form reasonably satisfactory to the Corporation, to the effect that such transfer of Purchase Warrants does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities.

c. The Corporation and the Trustee will deem and treat the registered owner of any Purchase Warrant as the beneficial owner thereof for all purposes and neither the Corporation nor the Trustee shall be affected by any notice to the contrary.

d. Subject to the provisions of this Indenture and applicable law, the Warrantholder shall be entitled to the rights and privileges attaching to the Purchase Warrants and the issue of Common Shares upon the exercise of Purchase Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Trustee with respect to such Purchase Warrants and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder.

                                    ARTICLE 3
                          EXERCISE OF PURCHASE WARRANTS

3.1       Holders Eligible to Exercise Purchase Warrants

The Purchase Warrants may not be exercised within the United States by or on behalf of any U.S. Person or person in the United States unless the Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or any exemption from such registration requirement is available. Any person who exercises a Purchase Warrant shall provide to the Trustee either:

a.        i.   written certification that it is not a U.S. Person and that such Purchase Warrant is not being exercised within the United
               States or on behalf of, or for the account or benefit of, a U.S.
               Person or a person in the United States; or

          ii. a written opinion of counsel or other evidence satisfactory to the Corporation to the effect that the Common Shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder.

b. written certification that it was an original subscriber for Special Warrants or a transferee pursuant to the Special Warrant Indenture or section 2.10.b who was a U.S. Person at the time of the acquisition of the Special Warrants under which Purchase Warrants were acquired and the representations and warranties made by such person in connection with the acquisition of such Special Warrants remain true and correct on the date of exercise.

3.2       Method of Exercise of Purchase Warrants

a. The holder of any Purchase Warrant may exercise the right conferred on such holder to acquire Common Shares by surrendering, after the Effective Date and prior to the Time of Expiry, to the Warrant Agency the Warrant Certificate with a duly completed and executed exercise form, together with a certified cheque, money order, cash or bank draft, in lawful money of Canada payable to or to the order of the Trustee at par in the city where the Warrant Agency is located for the Exercise Price for the Common Shares subscribed for.

          A Warrant Certificate with the duly completed and executed exercise form referred to in this subsection shall, together with the payment of the Exercise Price for the Common Shares subscribed for, be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Warrant Agency.

b. Any exercise form referred to in subsection shall be signed by the Warrantholder or by the duly appointed legal representative thereof or a duly authorized attorney, with evidence of authority of any such legal representative or attorney attached thereto, and, if required by the exercise form, with such signature properly guaranteed, and shall specify:

          i. the number of Common Shares which the holder wishes to acquire (being not more than those which the holder is entitled to acquire pursuant to the Warrant Certificate(s) surrendered);

          ii. the person or persons in whose name or names such Common Shares are to be issued;

          iii. the address or addresses of such person(s); and

          iv. the number of Common Shares to be issued to each such person if more than one is so specified.

          If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, each such person shall also complete and deliver an exercise form in the form attached to the Warrant Certificate and the Warrantholder shall pay to the Corporation or the Warrant Agency on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Corporation, or the Warrant Agency on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

c.        In connection with the exercise of Purchase Warrants by any U.S.
          Person or person in the United States that was not the original subscriber for the Special Warrants or transferee of Warrants in accordance with section 2.10.b, the Corporation may, in its sole discretion, require that such Warrantholder deliver in connection with such exercise an opinion of counsel addressed to the Corporation and the Trustee in form and substance satisfactory to the Corporation, that no violation of the registration provisions of the U.S. Securities Act or the securities laws of any state would result from the exercise of the Purchase Warrants by such U.S. Person.

d. In connection with the exchange of Warrant Certificates and exercise of Purchase Warrants and in compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the principal offices of the Trustee in Calgary and Vancouver as the agency at which Warrant Certificates may be surrendered for exchange or at which Purchase Warrants may be exercised. The Corporation may from time to time designate alternate or additional places as the Warrant Agency and shall give notice to the Trustee of any change of the Warrant Agency.

3.3       Effect of Exercise of Purchase Warrants

a. Upon compliance by the holder of any Warrant Certificate with the provisions of section , and subject to section 3.4, the Common Shares subscribed for shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Corporation shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued, and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

b. Within five Business Days after the Exercise Date with respect to a Purchase Warrant, the Corporation shall cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for have been issued, as specified in the subscription, at the address specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the Warrant Agency where the Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Common Shares subscribed for. In the absence of instructions to the contrary, such certificates shall be issued in the name of the registered holder of the surrendered Warrant Certificate and shall be mailed by first class mail to the address of such Warrantholder appearing on the Warrant Register.

3.4       Partial Exercise of Purchase Warrants; Fractions

a. The holder of any Purchase Warrants may acquire a number of Common Shares less than the number which the holder is entitled to acquire pursuant to the surrendered Warrant Certificate(s). In the event of any exercise of a number of Purchase Warrants less than the number which the holder is entitled to exercise, the holder of the Purchase Warrants upon such exercise shall also be entitled to receive, without charge therefor, a new Warrant Certificate(s) in respect of the balance of the Purchase Warrants represented by the surrendered Warrant Certificate(s) not then exercised. In the absence of instructions to the contrary, such certificate shall be issued in the name of the registered holder of the surrendered Warrant Certificate and shall be mailed by first class mail to the address of such Warrantholder appearing on the Warrant Register.

b. To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Purchase Warrant or other Purchase Warrants which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

          If the Warrantholder is not able to or elects not to, combine Purchase Warrants so as to be entitled to acquire a whole number of Common Shares, the Corporation shall make an appropriate cash settlement. However, in respect of any Warrantholder, the Corporation shall only be required to make such a cash adjustment once and for one Purchase Warrant and no more. The amount of the cash adjustment with respect to the Common Share shall be equal to the fraction of the Common Share to which the Warrantholder would be entitled multiplied by the Current Market Price.

c. In the event of the exercise of Purchase Warrants prior to the Corporation obtaining a receipt for the Prospectus from each of the Securities Commissions, the Corporation may, on the advice of Counsel and if required by applicable law, legend the certificates representing the Common Shares issued on such exercise to the effect that such shares are subject to trading restrictions under applicable legislation, and prior to the issuance of any such certificates the Trustee shall consult with the Corporation to determine whether such endorsing or legending is required.

3.5       Common Share Certificates

At the instruction of the Corporation, Common Shares issued to U.S. Persons pursuant to exercise of the Purchase Warrants may bear a legend in substantially the following form:

          "The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. The holder hereof, by purchasing such securities, agrees for the benefit of the Corporation that such securities may be offered, sold or otherwise transferred only (a) to the Corporation, (b) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act (c) pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder, if applicable, or (d) pursuant to another exemption from registration after providing a satisfactory legal opinion to the Corporation. Delivery of this certificate does not constitute "good delivery" in settlement of transactions on The Alberta Stock Exchange. A new certificate, bearing no legend, delivery of which will constitute "good delivery" in settlement of transactions on The Alberta Stock Exchange, may be obtained from the Montreal Trust Company of Canada upon delivery of this certificate and duly executed declaration, in form satisfactory to the Montreal Trust Company of Canada and the Corporation, to the effect that the sale of the securities represented hereby is being made in compliance with Rule 904 of Regulation S under the Securities Act, together with such other documentation as may be requested by the Corporation."

and may also contain such other legends as may be required by applicable securities regulatory requirements, authorities or stock exchanges including, without limitation, The Alberta Stock Exchange.

3.6       Expiration of Purchase Warrants

Immediately after the Time of Expiry, all rights under any Purchase Warrant in respect of which the right of acquisition herein and therein provided for shall not have been exercised shall cease and terminate and such Purchase Warrant shall be void and of no further force or effect.

3.7       Cancellation of Surrendered Purchase Warrants

All Warrant Certificates surrendered to the Warrant Agency pursuant to sections 2.7, 2.8, 3.2, 3.4 or 5.1 shall be returned to the Trustee for cancellation and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee. Upon request by the Corporation, the Trustee shall furnish to the Corporation a destruction certificate identifying the Warrant Certificates so destroyed and the number of Purchase Warrants evidenced thereby.

3.8       Accounting and Recording

(a) The Trustee shall promptly notify the Corporation when Purchase Warrants are exercised and forward to the Corporation at the times hereinafter set forth (or into an account or accounts of the Corporation with the bank or trust corporation designated by the Corporation for that purpose) all money received on exercise of Purchase Warrants. The Trustee shall hold money received on the exercise of Purchase Warrants and shall forward such money to the Corporation (or into an account or accounts of the Corporation with the bank or trust corporation designated by the Corporation for that purpose) within five Business Days from the date of receipt thereof. All such money and any securities or other instruments received by the Trustee shall be received in trust for and shall be segregated and kept apart by the Trustee in trust for the Corporation.

(b) The Trustee shall record the particulars of the Purchase Warrants exercised which shall include the names and addresses of the persons who have exercised Purchase Warrants, the number of Common Shares subscribed for upon such exercise, the Exercise Date and the Exercise Price. Upon request of the Corporation, the Trustee shall provide within five Business Days such particulars in writing to the Corporation.

3.9       Postponement of Delivery of Certificates

The Corporation shall not be required to deliver certificates for Common Shares during the period when the stock transfer books of the Corporation are closed due to an impending meeting of shareholders or a proposed payment of dividends or for any other purpose and in the event of a surrender of a Warrant Certificate for the purchase of Common Shares during such period, the delivery of certificates may be postponed for a period not exceeding 10 days after the date of the re-opening of the stock transfer books.

3.10      Securities Restrictions

Notwithstanding anything herein contained, Common Shares will only be issued pursuant to any Purchase Warrant in compliance with the securities laws of any applicable jurisdiction and, without limiting the generality of the foregoing, in the event that Purchase Warrants are exercised pursuant to section prior to the issuance of a receipt for the Prospectus referred to in the Special Warrant Indenture, the certificates representing the Common Shares issued thereby will bear such legend as may, in the opinion of counsel of the Corporation, be necessary in order to avoid a violation of any securities laws of any province in Canada or of the United States or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that, if at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

                                    ARTICLE 4
                      ADJUSTMENT OF NUMBER OF COMMON SHARES

4.1       Adjustment of Number of Common Shares

The acquisition rights in effect at any date attaching to the Purchase Warrants shall be subject to adjustment from time to time as follows:

a. if and whenever at any time from the date hereof and prior to the Time of Expiry, the Corporation shall:

          i. subdivide, redivide or change its outstanding Common Shares into a greater number of shares;

          ii. reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares; or

          iii. issue Common Shares (or securities convertible into Common Shares) to all or substantially all of the holders of outstanding Common Shares by way of a stock dividend or other distribution of Common Shares or securities convertible into Common Shares (other than Dividends Paid in the Ordinary Course);

          the Exercise Price in effect on the effective date of such subdivision or consolidation, or on the record date of such stock dividend, as the case may be, shall be adjusted to equal the price determined by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares immediately after such date. Such adjustment shall be made successively whenever any event referred to in this subsection
          (a) shall occur, and any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under subsections (b) and (c) of this subsection 4.1. Upon any adjustment of the Exercise Price pursuant to this subsection (a), the number of Common Shares subject to the right of purchase under each Purchase Warrant not previously exercised shall be contemporaneously adjusted by multiplying the number of Common Shares which theretofore may have been purchased under such Purchase Warrant by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustments;

b. if and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation shall fix a record date for the distribution to all or substantially all of the holders of Common Shares of rights, options or warrants (other than the Purchase Warrants) entitling them for a period expiring not more than forty-five (45) days after such record date to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price (or having a conversion price or exchange price) less than 95% of the Current Market Price on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price, and of which the denominator shall be total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible); any Common Shares owned by or held for the account of the Corporation or any Subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into Common Shares) actually issued upon the exercise of such rights, option or warrants, as the case may be;

c. if and whenever at any time from the date hereof and prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in subsection 4.1.a or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares sought to be acquired by it. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this subsection, the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this subsection shall be a supplemental indenture entered into pursuant to the provisions of
          Article 8 hereof. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this section 4.1 and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

d. if and whenever at any time from the date hereof and prior to the Time of Expiry, the Corporation fixes a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of: (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course on the Common Shares, or (ii) rights, options or warrants (excluding rights exercisable for 45 days or less where the exercise price per share is not less than 95% of the Current Market Price on such record date), or (iii) evidences of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, and in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the aggregate fair market value (as determined by the directors, which determination shall be conclusive) of such shares, rights, options, warrants, evidences of indebtedness or assets so distributed, and of which the denominator shall be that total number of Common Shares outstanding on such record date multiplied by such Current Market Price; any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed, as the case may be;

e. the adjustments provided for in this Article 4 in the Exercise Price and number of Common Shares and classes of securities which are to be received on the exercise of Purchase Warrants are cumulative; After any adjustment pursuant to this section, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this section, the Warrantholder is entitled to receive upon the exercise of its Purchase Warrant, and the number of Common Shares indicated by any exercise made pursuant to a Purchase Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this section, upon the full exercise of Purchase Warrant;

f. for the purposes of this section, "Dividends Paid in the Ordinary Course" means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greater of: (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding fiscal year; (ii) 300% percent of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding fiscal years; and
          (iii) 100% percent of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

g. in any case which this section 4.1 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's rights to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the relevant date of exercise or such later date as such holder would, but for the provisions of this subsection (g), have become the holder of record of such additional Common Shares;

h. if the purchase price provided for in any right, warrant or option issued as described in subsection (b) or (d) is decreased, or the price at which Common Shares are issued as described in subsection (a) is decreased or the rate of conversion at which any convertible securities which are issued as described in subsection (a) is increased, the Exercise Price shall, subject to subsection (g), forthwith be changed so as to decrease the Exercise Price to such Exercise Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so decreased or such rate as so increased;

i. no adjustment in the Exercise Price or in the number of shares to be issued pursuant to the exercise of the Warrants shall be required unless such adjustment would result in a change of at least 1% in the Exercise Price then in effect or unless the number of shares to be issued would change by at least 1/100th of a share, provided, however, that any adjustments, which, except for the provisions of this subsection 4.1(i) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

j. no adjustment in the Exercise Price shall be made in respect of any event described in subsections 4.1(a)(iii), 4.1(b) or 4.1(d):

          i. if the Warrantholders are entitled to participate in such event on the same terms mutais mutandis as if they had exercised their purchase rights prior to the effective date or record date or such event, subject to the prior approval of The Alberta Stock Exchange to such participation if the Common Shares or the Warrants are then listed on such exchange; or

          ii. in respect of any rights to acquire shares which are presently outstanding;

k. in determining at any time and from time to time the number of Common Shares outstanding at any particular time for purposes of this section 4.1, there shall be included that number of Common Shares which would be outstanding upon conversion of all convertible securities then outstanding, and upon exercise of all rights, options or warrants then outstanding to purchase Common Shares, and there shall be excluded any Common Shares (and Common Shares which would be outstanding upon conversion of convertible securities) held by or for the account of the Corporation; and

l. upon the expiry of the period for conversion of convertible securities and the exercise period for rights, options, warrants (other than rights, options or warrants in respect of which the Warrantholders are entitled to participate, as contemplated in subsection 4.1(j) to purchase Common Shares or convertible securities, the Exercise Price shall be adjusted to what it would have been if such unconverted convertible securities and unexercised rights, options or warrants had not been issued.

4.2       Other Action

In case the Corporation, after the date hereof, shall take any action affecting the Common Shares other than actions described in subsection 5.1, which in the opinion of the directors of the Corporation would materially affect the rights of the Warrantholders, the number of Common Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the director, as they determine, acting reasonably, to be equitable in the circumstances.

4.3       Entitlement to Shares on Exercise of Purchase Warrant

All shares or warrants of any class or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of its Purchase Warrant, whether or not as a result of adjustments made pursuant to this section, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares or securities which such Warrantholder is entitled to acquire pursuant to such Purchase Warrant.

4.4       No Adjustment for Stock Options

Notwithstanding anything to the contrary, in this Article 4, no adjustment shall be made in the acquisition rights attached to the Purchase Warrants if the issue of Common Shares is being made pursuant to this Indenture or pursuant to any stock option or stock purchase plan for directors, officers, employees or consultants of the Corporation in force from time to time.

4.5       Determination by Corporation's Auditors

In the event of any question arising with respect to the adjustments provided for in this Article 4, such question shall be conclusively determined by the Corporation's Auditors who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Trustee, all Warrantholders and all other persons interested therein.

4.6       Proceedings Prior to any Action Requiring Adjustment

As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Purchase Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Purchase Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.7       Certificate of Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation's Auditors verifying such calculation.


4.8       Notice of Special Matters

The Corporation covenants with the Trustee that, so long as any Purchase Warrant remains outstanding, it will give notice to the Trustee and to the Warrantholders of its intention to fix a record date that is prior to the Expiry Date for any event referred to in subsections (a), (b) or (d) of Section 4.1 (other than subdivision, consolidation or reclassification of its Common Shares) which may give rise to an adjustment in the Exercise Price. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than 14 days prior to such applicable record date.

4.9       No Action after Notice

The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Purchase Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of 14 days after the giving of the certificate or notices set forth in sections 4.7 and 4.8.

4.10      Protection of Trustee

Except as provided in section 9.2, the Trustee:

a. shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by section 4.1 or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

b. shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Purchase Warrant;

c. shall not be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Purchase Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article; and

d. shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Corporation.

                                    ARTICLE 5
                     RIGHTS OF THE CORPORATION AND COVENANTS

5.1       Optional Purchases by the Corporation

The Corporation may from time to time purchase, by private contract or otherwise, any of the Purchase Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Purchase Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine. Any Warrant Certificates representing the Purchase Warrants purchased pursuant to this section shall forthwith be delivered to and cancelled by the Trustee. No Purchase Warrants shall be issued in replacement thereof.

5.2       General Covenants

The Corporation covenants with the Trustee that so long as any Purchase Warrants remain outstanding:

a. it shall reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Purchase Warrants;

b. it shall cause the Common Shares and the certificates representing the Common Shares acquired pursuant to the exercise of the Purchase Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

c. all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Warrant Certificates shall be issued as fully paid and non-assessable;

d. it shall maintain its corporate existence and carry on and conduct and will cause to be carried on and conducted its business in the same manner as heretofore carried on and conducted;

e. it shall use its best efforts to ensure that all Common Shares outstanding or issuable from time to time (including without limitation the Common Shares issuable on the exercise of the Purchase Warrants) are listed and posted for trading on The Alberta Stock Exchange, if applicable;

f. it shall make all requisite filings under applicable Canadian securities legislation including those necessary to remain a reporting issuer not in default in each of the Filing Jurisdictions and those necessary to report the exercise of the right to acquire Common Shares pursuant to Purchase Warrants; and

g. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture or as the Trustee may reasonably require for the better accomplishing and effecting of the intentions and provisions of this Indenture.

5.3       Trustee's Remuneration and Expenses

The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, wilful misconduct or bad faith.

5.4       Securities Qualification Requirements

a. If, in the opinion of Counsel, any permission is required to be obtained from, any governmental authority in Canada or any other step is required under any federal or provincial law of Canada before any Common Shares which a Warrantholder is entitled to acquire pursuant to the exercise of any Purchase Warrant may properly and legally be issued upon due exercise thereof and thereafter traded, without further formality or restriction, the Corporation covenants that it will take such required action, provided that the Corporation shall not be required to file any prospectus or registration statement in connection therewith.

b. The Corporation or, if required by the Corporation, the Trustee, will give notice of the issue of Common Shares pursuant to the exercise of Purchase Warrants, in such detail as may be required, to each securities commission or similar regulatory authority in each of the Filing Jurisdictions in which there is legislation or regulation permitting or requiring the giving of any such notice in order that such issue of Common Shares and the subsequent disposition of the Common Shares so issued will not be subject to the prospectus qualification requirements of such legislation or regulation.

5.5       Performance of Covenants by Trustee

If the Corporation shall fail to perform any of its covenants contained in this Purchase Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to section 9.2, shall be under no obligation to perform such covenants or to notify the Warrantholders of such performance by it. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in section 5.3. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                    ARTICLE 6
                                   ENFORCEMENT

6.1       Suits by Warrantholders

All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or the Indenture or both may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

6.2       Immunity of Shareholders, etc.

The Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Purchase Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any successor Corporation on any covenant, agreement, representation or warranty by the Corporation contained herein or in the Warrant Certificates.

6.3       Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor Corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor Corporation, but only the property of the Corporation or any successor Corporation shall be bound in respect hereof.

6.4       Waiver of Default

Upon the happening of any default hereunder:

a. the holders of not less than 51% of the aggregate number of Purchase Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as provided in section 7.10) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

b. the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

                                    ARTICLE 7
                           MEETINGS OF WARRANTHOLDERS

7.1       Right to Convene Meetings

The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the cost which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing to so convene a meeting within seven days after receipt of such written request of the Corporation or such Warrantholders' Request and indemnity and funding being given as aforesaid, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Calgary or at such other place as may be approved or determined by the Trustee and approved by the Corporation, acting reasonably.

7.2       Notice

At least ten days prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3       Chairman

An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose an individual present to be chairman.

7.4       Quorum

Subject to the provisions of section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to purchase at least 25% of the aggregate number of Common Shares which could be acquired pursuant to all the then outstanding Purchase Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all then outstanding Purchase Warrants.

7.5       Power to Adjourn

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6       Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7       Poll and Voting

On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 5% of the aggregate number of Common Shares which could be acquired pursuant to all the Purchase Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he is entitled to acquire pursuant to the Purchase Warrant or Purchase Warrants then held or represented by it. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Purchase Warrants and proxies, if any, held or represented by him.

7.8       Regulations

The Trustee, or the Corporation with the approval of the Trustee, may make and vary such regulations not contrary to the provisions of this Indenture as it shall think fit for:

a. the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at the meeting;

b. the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

c. the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

d. the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

e.        the form of the instrument of proxy; and

f. generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 7.9) shall be Warrantholders or their counsel, or proxies of Warrantholders.

7.9       Corporation, Agents and Trustee May be Represented

The Corporation, the Agents and the Trustee, by their respective directors, employees and officers, and the Counsel for the Corporation and for the Trustee may attend any meeting of the Warrantholders. The Corporation and the Trustee shall not be entitled to vote thereat, whether in respect of any Purchase Warrants held by them or otherwise. The Agents shall only be entitled to vote at such meeting in respect of Purchase Warrants held by them.

7.10      Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of section 7.11 have the power, exercisable from time to time by extraordinary resolution:

a. to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder or on behalf of the

          Warrantholders against the Corporation, whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

b. to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

c. to direct or to authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

d. to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

e. to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

f. to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

g. to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

h. with the consent of the Corporation, such consent not to be unreasonably withheld, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed;

i. to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation; and

j. to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, leasing, transfer or other disposition of all or substantially all the property and assets of the Corporation.

7.11      Meaning of Extraordinary Resolution

a. The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this section and in section 7.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Purchase Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Purchase Warrants represented at the meeting and voted on the poll upon such resolution.

b. If, at the meeting at which an extraordinary resolution is to be considered, Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Purchase Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in section 10.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11.a shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Purchase Warrants are not present in person or by proxy at such adjourned meeting.

c. Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12      Powers Cumulative

Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13      Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14      Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Warrantholders entitled to acquire at least 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Purchase Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.15      Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with section
7.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16      Holdings by Corporation Disregarded

In determining whether Warrantholders holding Warrant Certificates evidencing the entitlement to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Purchase Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation shall be disregarded in accordance with the provisions of section 10.9.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

8.1       Provision for Supplemental Indentures for Certain Purposes

From time to time the Corporation (when authorized by action of the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

a. setting forth any adjustments resulting from the application of the provisions of Article 4;

b. adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

c.        giving effect to any extraordinary resolution passed as provided in
          Article 7;

d. making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Purchase Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Warrantholders;

e. adding to or altering the provisions hereof in respect of the transfer of Purchase Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

f. modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

g. for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

8.2       Successor Corporations

In the case of the consolidation, amalgamation, merger or transfer of all or substantially all of the undertaking or assets of the Corporation to another corporation ("Successor Corporation"), the Successor Corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                                    ARTICLE 9
                             CONCERNING THE TRUSTEE

9.1       Trust Indenture Legislation

a. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

b. The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2       Rights and Duties of Trustee

a. In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith.

b. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

c. The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Warrant Certificates held by them, for which Warrant Certificates the Trustee shall issue receipts.

d. Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of Applicable Legislation, this section and of section 9.3.

9.3       Evidence, Experts and Advisers

a. In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

b. In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines such evidence and determines that such evidence complies with the applicable requirements of this Indenture.

c. Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Trustee take the action to be based thereon.

d. Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

e. The Trustee may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

9.4       Documents, Monies, etc. Held by Trustee

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies held pending the application or withdrawal thereof under any provisions of this Indenture may be deposited in the name of the Trustee in the deposit department of the Trustee or in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent or at the written direction of the Corporation, may be: (i) deposited in the deposit department of the Trustee or any other trust company authorized to accept deposits under the laws of Canada or a province thereof; or (ii) invested in securities issued or guaranteed by the Government of Canada or a province thereof or of any Canadian chartered bank or trust company, provided that the securities shall not have a maturity date of more than 60 days from the date of investment. Unless the Corporation shall be in default hereunder or unless otherwise specifically provided herein, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

9.5       Actions by Trustee to Protect Interest

The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6       Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.7       Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees it is expressly declared and agreed as follows:

a. the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representations contained in sections 9.9 and in the certificate of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

b. nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

c. the Trustee shall not be bound to give notice to any person or persons of the execution hereof; and

d. the Trustee shall not have any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

9.8       Replacement of Trustee; Successor by Merger

a. The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this section 9.8, by giving to the Corporation not less than 90 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the Court of Queen's Bench of the Province of Alberta on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this section 9.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

b. Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in section 10.2 hereof.

c. Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under subsection 9.8.a.

d. Any Warrant Certificates certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

9.9       Conflict of Interest

a. The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in subsection 9.8.a.. Notwithstanding the foregoing provisions of this subsection , if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

b. Subject to subsection 9.9.a., the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

9.10      Indemnity of Trustee

Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or willful misconduct of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of this Indenture.

9.11      Acceptance of Trust

This Indenture is entered into with the Trustee for the benefit of, and the Trustee declares that it holds this Indenture and all rights, interests and benefits of this Indenture for, such persons, firms and corporations, and each of them, who are from time to time Warrantholders. The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.12      Trustee Not to be Appointed Receiver

The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

9.13      Purchase Warrant Register

The Trustee shall, at all times while any Purchase Warrants are outstanding, maintain, at its principal office in Calgary, Alberta a Register in which shall be recorded the following information:

(1) the numbers of all outstanding Warrant Certificates, including the date of issuance;

(2) the numbers of all Warrant Certificates exchanged or exercised, including the date of exchange or exercise;

(3)       the names and addresses of all Warrantholders;

(4)       the particulars of all transfers of Purchase Warrants; and

(5) such other information as the Trustee, in its discretion, deems necessary or advisable.

9.14      Register Open for Inspection

The Register shall be open at all reasonable times on a business day during business hours for inspection by the Corporation, the Trustee or any Warrantholder. The Trustee shall, from time to time when requested to do so by the Corporation in writing, furnish the Corporation with a list of names and addresses of holders of Purchase Warrants entered in the Register kept by the Trustee.

                                   ARTICLE 10
                                     GENERAL

10.1      Notice to the Corporation and the Trustee

a. Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or telecopied:

          If to the Corporation:

          Minera Andes Inc.
          3303 North Sullivan Road
          Spokane, Washington
          99216 U.S.A.
          Telecopy No: (509) 921-7325

          Attention: President

          If to the Agents:

          C.M. Oliver & Company Limited
          Suite 1600, 1750 West Pender Street
          Vancouver, British Columbia
          V6C 2T8
          Telecopy No.:  (604) 662-8100

          Attention:  Clarence H.L. Debelle

          -and-

          Majendie Charlton Securities Ltd.
          2710, 140 - 4th Avenue S.W.
          Calgary, Alberta
          T2P 3N3
          Telecopy No.:  (403) 265-9655

          Attention:  Francesco Mele

          If to the Trustee:

          Montreal Trust Company of Canada
          Suite 710, 530 - 8th Avenue S.W
          Calgary, Alberta
          T2P 3S8
          Telecopy No.: (403) 267-6879

          Attention:  Manager, Corporate Trust Department

          and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if sent by telecopy, on the next Business Day following the date of transmission, provided that its contents are transmitted and received completely and accurately.

b. The Corporation or the Trustee, as the case may be, may notify the other in the manner provided in subsection 10.1.a of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture.

c. If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in subsection 10.1.a, by telecopy or other means of prepaid, transmitted and recorded communication.

10.2      Notice to Warrantholders

a. Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if sent by telecopier or through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, five Business Days following actual posting of the notice or, if sent by telecopy, on the next Business Day following the date of transmission, provided that its contents are transmitted and received completely and accurately.

b. If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such

          Warrantholders contained in the register of Purchase Warrants maintained by the Trustee, by telecopy or other means of prepaid transmitted and recorded communication.

10.3      Ownership and Transfer of Purchase Warrants

The Corporation and the Trustee may deem and treat the registered owner of any Purchase Warrants as the absolute owner thereof for all purposes and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by its Warrant Certificate free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder of the Purchase Warrants and all persons may act accordingly and the receipt of any such Warrantholder for the Common Shares which may be acquired pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

10.4      Evidence of Ownership

a. Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Trustee stating that the Purchase Warrants specified therein have been deposited by a named person with such bank, trust company or other depositary and will remain so deposited until the expiry of the period specified therein, the Corporation and the Trustee may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person of such Purchase Warrant during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Purchase Warrant so deposited.

b. The Corporation and the Trustee may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person: (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Trustee as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made that the person signing acknowledged to him the execution thereof, or (iii) a satisfactory declaration of a witness of such execution.

10.5      Counterparts

This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

10.6      Satisfaction and Discharge of Indenture

Upon the earlier of:

a. the date by which there shall have been delivered to the Trustee for exercise or destruction all Warrant Certificates theretofore certified hereunder; or

b.        the Time of Expiry;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder and if all payments required to be made pursuant to Article

3 have been made in accordance therewith, this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Corporation and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the foregoing, the indemnities provided to the Trustee by the Corporation hereunder shall remain in full force and effect and survive the termination of this Indenture.

10.7      Successors

All the covenants and provisions of this Indenture by or for the benefit of the Corporation or the Trustee shall bind and enure to the benefit of their respective successors and assigns hereunder.

10.8      Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.9 Common Shares or Purchase Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

For the purpose of disregarding any Purchase Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation in section 7.16, the Corporation shall provide to the Trustee, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

a. the names (other than the name of the Corporation) of the registered holders of Purchase Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any subsidiary of the Corporation; and

b. the number of Purchase Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation;

and the Trustee, in making the computations in section 7.16, shall be entitled to rely on such certificate without any additional evidence.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers in that behalf.


                                        MINERA ANDES INC.


                                        Per:
                                            -----------------------------------

                                        MONTREAL TRUST COMPANY OF CANADA


                                        Per:
                                            -----------------------------------


                                        Per:
                                            -----------------------------------

          THIS IS SCHEDULE "A" to the Purchase Warrant Indenture made as of December 13, 1996 between MINERA ANDES INC. and
          MONTREAL TRUST COMPANY OF CANADA as Trustee.

-------------------------------------------------------------------------------

THE PURCHASE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 4:30 P.M. (CALGARY TIME), DECEMBER 13, 1998.


                               WARRANT CERTIFICATE

                                MINERA ANDES INC.
      (A Corporation amalgamated under the laws of the Province of Alberta)

WARRANT
CERTIFICATE NO. PW_____A           _________________________ PURCHASE
                                   WARRANTS entitling the holder to acquire, subject to adjustment, ___________________
                                   Common Shares.

THIS IS TO CERTIFY THAT (hereinafter referred to as the "holder") is the registered holder of that number of Purchase Warrants to acquire Common Shares (as hereinafter defined) of Minera Andes Inc. (the "Corporation") as set forth in this Warrant certificate ("Warrant Certificate"). Two of the Purchase Warrants represented hereby entitle the holder thereof to acquire one fully paid and non-assessable common share ("Common Share") of the Corporation, without nominal or par value, as such shares were constituted on December 13, 1996, in the manner and subject to the restrictions and adjustments set forth herein, at a price of $2.50 per share until 4:30 p.m. (Calgary time) (the "Time of Expiry") on the first anniversary of the Effective Date or at a price of $2.88 per share at any time until the Time of Expiry on the second anniversary of the Effective Date ("Expiry Date").

The right to acquire Common Shares hereunder may only be exercised by the holder within the time set forth above by:

a.        duly completing and executing the Exercise Form attached hereto;

b. surrendering this Warrant Certificate to the Montreal Trust Company of Canada (the "Trustee") at the principal offices of the Trustee in the cities of Calgary or Vancouver; and

c. remitting cash, certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Corporation at par where this Warrant Certificate is so surrendered, for the aggregate purchase price of the Common Shares so subscribed for.

These Purchase Warrants may be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

Upon surrender of these Purchase Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Purchase Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five Business Days.

The registered holder of this Warrant Certificate may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Purchase Warrants represented by this Warrant Certificate. In such event, the holder shall be entitled to receive a new certificate for the balance of the Common Shares which may be acquired. To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Purchase Warrant or other Purchase Warrants which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

If the Warrantholder is not able to, or elects not to, combine Purchase Warrants so as to be entitled to acquire a whole number of Common Shares, the Corporation shall make an appropriate cash settlement. However, in respect of any Warrantholder, the Corporation shall only be required to make such a cash adjustment once and for one Purchase Warrant and no more. The amount of the cash adjustment with respect to the Common Share shall be equal to the fraction of the Common Share to which the Warrantholder would be entitled multiplied by the Current Market Price (as defined in the Indenture).

The Purchase Warrants represented by this certificate are issued under and pursuant to a Warrant Indenture (herein referred to as the "Indenture") made as of December 13, 1996 between the Corporation and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Purchase Warrants and the terms and conditions upon which the Purchase Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were set forth herein. By acceptance hereof, the holder assents to all provisions of the Indenture. In the event of a conflict between the provisions of the Warrant Certificate and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined. Upon request, the Corporation will provide the holder with a copy of the Indenture, without charge.

The Indenture contains provisions for adjustment of the number and kind of securities which may be issued upon exercise of the Purchase Warrant in certain specified circumstances.

The registered holder of this Warrant Certificate may, at any time prior to the Expiry Date, upon surrender hereof to the Trustee at its principal offices in the cities of Calgary or Vancouver, exchange this Warrant Certificate for other certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Purchase Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture or in this Warrant Certificate.

The Indenture provides that all holders of Purchase Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Purchase Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Purchase Warrants.

The Purchase Warrants evidenced by this Warrant Certificate may be transferred on the register kept at the principal offices of the Trustee in Calgary, Alberta by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

Time shall be of the essence hereof. This Warrant Certificate shall be governed by and construed in accordance with the laws of the province of Alberta and the federal law applicable therein and shall be treated in all respects as an Alberta contract.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers as of December __, 1996.


                                        MINERA ANDES INC.




                                        Per:__________________________________



Certified by:

MONTREAL TRUST COMPANY OF CANADA
Trustee


By: _________________________________

                          TRANSFER OF PURCHASE WARRANTS



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ___________________________________, _________________ Purchase Warrants of
Minera Andes Inc. registered in the name of the undersigned on the records of the Montreal Trust Company of Canada represented by the Warrant Certificate attached and irrevocably appoints __________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

If less than all the Purchase Warrants represented by this Warrant Certificate are being transferred, the Warrant Certificate representing those Purchase Warrants not transferred will be registered in the name appearing on the face of this Warrant Certificate and such certificates (please check one):


(a)  __________     should be sent by first class mail to the following address:

                    -----------------------------------------------------------

                    -----------------------------------------------------------


(b)  __________     should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.


          DATED the _____ day of __________, 19__.



-----------------------------------     ---------------------------------------
Signature Guaranteed                    (Signature of Warrantholder)

Instructions:

1. Signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3. The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

4. Purchase Warrants shall only be transferable in accordance with applicable laws. The transfer of Purchase Warrants to a purchaser not resident in a Filing Jurisdiction may result in the Common Shares obtained upon the exercise of the Purchase Warrants (whether after or before obtaining receipts for a final prospectus relating to the distribution of Common Shares upon exercise of Purchase Warrants) not being freely tradeable in the jurisdiction of residence of the purchaser.

5. The Purchase Warrants and the Common Shares issuable upon exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Purchase Warrants and the Common Shares have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. In connection with any transfer of Purchase Warrants, the holder will be required to provide to the Trustee and the Corporation an opinion of counsel, or other evidence, in form reasonably satisfactory to the Corporation, to the effect that such transfer of Purchase Warrants does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities.



                              OFFICE OF THE TRUSTEE

                        Montreal Trust Company of Canada
                         Suite 710, 530 - 8th Avenue S.W
                                Calgary, Alberta
                                     T2P 3S8
                            Telephone: (403) 267-6800

                                       OR

                        Montreal Trust Company of Canada
                               510 Burrard Street
                           Vancouver, British Columbia
                                     V6C 3B9
                            Telephone: (604) 661-9400

                                  EXERCISE FORM

TO:          Minera Andes Inc. and
             Montreal Trust Company of Canada

(a) The undersigned hereby exercises the right to acquire __________ Common Shares of Minera Andes Inc. as constituted on December 13, 1996 (or such number of other securities or property to which such Purchase Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

(b) The Common Shares (or other securities or property) are to be issued as follows:

     Name:
          ---------------------------------------------------------------------
          (print clearly)

     Address in full:
                     ----------------------------------------------------------

     --------------------------------------------------------------------------

     Social Insurance Number:
                             --------------------------------------------------

     Number of Common Shares:
                             --------------------------------------------------

     Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

(c) The undersigned hereby represents and warrants to the Corporation that the undersigned (check one):

          i. __________________ it is not a U.S. Person and the Purchase Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;

          ii. _________________ it was an original subscriber for Purchase Warrants or a transferee pursuant to section 2.10.b of the Purchase Warrant Indenture between the Corporation and the Trustee, who was a U.S. Person at the time of the acquisition of such Purchase Warrants and the representations and warranties made by such person in connection with the acquisition of such Purchase Warrants remain true and correct on the date of exercise; or

          iii. ________________ it has delivered herewith to the Trustee and the Corporation a written opinion of counsel or other evidence satisfactory to the Corporation to the effect that the Common Shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder.

          Such securities (please check one):

(a)  __________     should be sent by first class mail to the following address:

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                                       OR

(b)  __________     should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.

                    If the number of Purchase Warrants exercised are less than the number of Purchase Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Purchase Warrants be registered in the name of _________________________________________

_______________________________________________________________________________

whose address is_______________________________________________________________

_______________________________________________________________________________


                    Such securities (please check one):

(a)  __________     should be sent by first class mail to the following address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                       OR

(b)  __________     should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.

                    In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Purchase Warrants.

                    DATED this ____ day of __________, 199__.

-----------------------------------     ---------------------------------------
Signature Guaranteed                    (Signature of Warrantholder)


                                        ---------------------------------------
                                        Print full name


                                        ---------------------------------------


                                        ---------------------------------------
                                        Print full address

                                        3
Instructions:
-------------

1. For the purposes of paragraphs (c) above, the following words and phrases have the following meanings:

          "United States" and "U.S. Person" have the meaning given to such terms under Regulation S of the U.S. Securities Act. For purposes of Regulation S. "United States" means the United States of America, its territories and possessions, any statue of the United States and the District of Columbia. "U.S. Person" includes, with certain expectations, (i) any natural person resident in the United States;
          (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if any individual) resident in the United States; and (viii) any partnership or corporation if (a) organized or incorporated under the laws of any jurisdiction other than the United States and (b) formed by a U.S. Person principally for the purposes of investing in securities not registered under the U.S. Securities Act; and

          "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

2. The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Purchase Warrants being exercised to the Montreal Trust Company of Canada at its principal office on the 6th Floor Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta or at its principal office at 510 Burrard Street, Vancouver, British Columbia. Certificates for Common Shares will be delivered or mailed within five business days after the exercise of the Purchase Warrants.

3. If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

4. If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

5. If the registered holder exercises its right to receive Common Shares prior to a receipt for a prospectus being issued by the applicable securities commission the Common Shares will be subject to a hold period and may be issued with a legend reflecting such hold period.








                              OFFICE OF THE TRUSTEE

                        Montreal Trust Company of Canada
                         Suite 710, 530 - 8th Avenue S.W
                                Calgary, Alberta
                                     T2P 3S8
                            Telephone: (403) 267-6800

                                       OR

                        Montreal Trust Company of Canada
                               510 Burrard Street
                           Vancouver, British Columbia
                                     V6C 3B9
                            Telephone: (604) 661-9400